Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
AAM SLC Low Duration Income ETF (LODI)
a series of ETF Series Solutions

August 14, 2026

Supplement to the
Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”)
each dated February 28, 2026

Effective immediately, Advisors Asset Management, Inc., the investment adviser for AAM SLC Low Duration Income ETF (the “Fund”), has increased the Fund’s management fee waiver threshold from $100 million to $200 million in Fund assets.

The following information replaces Footnote 1 to the Fund’s fee table under the section entitled “Fees and Expenses of the Fund” in the Prospectus and Summary Prospectus, Footnote 2 to the table under the section entitled “Management – Investment Adviser” in the Prospectus, and Footnote 2 to the table under the section entitled “Investment Adviser and Sub-Advisers – Investment Adviser” in the SAI:

The Fund’s investment adviser, Advisors Asset Management, Inc. (“AAM” or the “Adviser”), has contractually agreed to waive a portion of its management fee equal to 0.24% of the Fund’s average daily net assets on the first $200 million of Fund assets until at least February 28, 2027, unless terminated sooner by, or with the consent of, the Fund’s Board of Trustees.

Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.